Advantage II Variable Annuity
Advantage III Variable Annuity
National Advantage Variable Annuity

Flexible Premium Deferred Variable Annuity
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account C

Supplement dated July 15, 2009
to Prospectuses Dated May 1, 2009

This supplement will alter the prospectuses listed above in the following manner:

Under Optional Riders subsection Asset Allocation Models; the following will replace the models currently listed in the prospectus as of August 1, 2009.

The new models have no affect on current contract owners.

Asset Allocation Models

Conservative – The conservative investor is particularly sensitive to short-term losses, but still has the goal of beating expected inflation over the long run. A conservative investor's aversion to short-term losses could compel them to shift into the most conservative investment if the losses occur. Conservative investors would accept lower long-term return in exchange for smaller and less frequent changes in portfolio value. Analyzing the risk-return choices available, a conservative investor is usually willing to accept a lower return in order to attempt to gain more safety of his or her investment. If You select this asset allocation model, the charge for the GMWB rider is 0.10%.

The Conservative model is made up of the following percentages:

  4% LargeCap Growth

  7% LargeCap Value

  3% MidCap Equity

  5% International Equity

  2% Hard Assets

  5% High-Yield Bonds

  16% Treasury Inflation Protection Securities

  45% Intermediate Bonds

  13% Cash Equivalents

Moderate Conservative – Appropriate for the investor who seeks both modest capital appreciation and income from his/her portfolio. This investor will have either a moderate time horizon or a slightly higher risk tolerance than the most conservative investor in a conservative range. While this range is still designed to preserve the investor’s capital, fluctuation in value may occur from year to year. If You select this asset allocation model, the charge for the GMWB rider is 0.20%.

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The Moderate Conservative model is made up of the following percentages:

  8% LargeCap Growth

  12% LargeCap Value

  6% MidCap Equity

  3% SmallCap Equity

  11% International Equity

  3% Hard Assets

  5% High-Yield Bonds

  11% Treasury Inflation Protection Securities

  33% Intermediate Bonds

  8% Cash Equivalents

Moderate – The moderate investor is willing to accept more risk than the conservative investor is, but is probably not willing to accept the short-term risk associated with achieving a long-term return substantially above the inflation rate. A moderate investor is somewhat concerned with short-term losses and would shift to a more conservative option in the event of significant short-term losses. The safeties of investment and investment return are of equal importance to the moderate investor. If You select this asset allocation model, the charge for the GMWB rider is 0.40%.

The Moderate model is made up of the following percentages:

  11% LargeCap Growth

  16% LargeCap Value

  8% MidCap Equity

  5% SmallCap Equity

  16% International Equity

  4% Hard Assets

  4% High-Yield Bonds

  7% Treasury Inflation Protection Securities

  26% Intermediate Bonds

  3% Cash Equivalents

Moderate Aggressive – Designed for investors with a high tolerance for risk and a longer time horizon. This investor has little need for current income and seeks above-average growth from his/her investable assets. The main objective of this range is capital appreciation, and these investors should be able to tolerate moderate fluctuation in their portfolio values. If You select this asset allocation model, the charge for the GMWB rider is 0.75%.

The Moderate Aggressive model is made up of the following percentages:

  14% LargeCap Growth

  20% LargeCap Value

  11% MidCap Equity

  7% SmallCap Equity

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  21% International Equity

  4% Hard Assets

  3% High-Yield Bonds

  6% Treasury Inflation Protection Securities

  14% Intermediate Bonds

Aggressive - The aggressive portfolio is constructed with the goal of maximizing long-term expected returns rather than to minimize possible short-term losses. The aggressive investor values high returns relatively more and can tolerate both large and frequent fluctuations in portfolio value in exchange for a potentially higher return. If You select this asset allocation model, the charge for this the GMWB is 1.20%.

The Aggressive model is made up of the following percentages:

  17% LargeCap Growth

  23% LargeCap Value

  13% MidCap Equity

  10% SmallCap Equity

  27% International Equity

  5% Hard Assets

  5% Intermediate Bonds

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